EXHIBIT 10.2
                                                                    ------------

                  CONSENT AND SIXTH AMENDMENT TO LOAN AGREEMENT

         SIXITH AMENDMENT (this "Amendment") entered into as of July 26, 2005 between MEDIS TECHNOLOGIES LTD., a Delaware corporation (the "Borrower") and BANK OF AMERICA, N.A. (successor by merger to FLEET NATIONAL BANK) (the "Bank").

         WHEREAS, the Borrower and the Bank are parties to a Loan Agreement dated as of December 29, 2000, as amended by a First Amendment to Loan Agreement dated as of October 24, 2002, a Second Amendment to Loan Agreement dated as of February 20, 2003, a Third Amendment to Loan Agreement dated as of September 30, 2003, a Fourth Amendment to Loan Agreement dated as of October 18, 2004 and a Fifth Amendment to Loan Agreement dated as of May 5, 2005 (the "Agreement"; all capitalized terms used herein, unless otherwise defined herein, have the same meanings provided therefor in the Agreement, as amended hereby);

         WHEREAS, the Borrower has informed the Bank that it plans to issue in one or more private offerings up to $49 million of a new class of securities, namely, 6% senior convertible notes due 2010, that will be convertible into common stock of the Borrower (the "Convertible Notes") pursuant to a certain Indenture dated as of July 26, 2005 between the Borrower and Wachovia Bank, National Association, as trustee (the "Indenture") (said transactions hereinafter referred to individually as a "Note Offering" and collectively as the "Note Offerings");

         WHEREAS, the Borrower has requested that the Bank consent to the Note Offerings and amend the Agreement to make relevant changes in order to permit the Note Offerings to take place, and the Bank is agreeable to providing such consent and amendment, subject to the terms hereof;

         NOW, THEREFORE, for valuable and legally sufficient consideration, the receipt of which is hereby acknowledged by the parties, the parties hereto hereby agree as follows:

         ARTICLE 1. CONSENT TO NOTE OFFERINGS.

         1.1 Subject to all of the terms and conditions of this Amendment, the Bank hereby consents to the Note Offerings and waives any Default or Event of Default under any Loan Document that may exist or may arise as a result thereof. Without limiting the effect of the foregoing, the Agreement and each of the other Loan Documents is hereby deemed amended to the extent necessary to permit the consummation of the Note Offerings.

         ARTICLE 2. CONDITIONS OF CONSENT.

         2.1 This Amendment, including the consent and waiver set forth in
Section 1.1 hereof, shall be subject to the satisfaction of each of the following terms and conditions and shall not be effective unless and until each of the following terms and conditions shall have been fulfilled to the satisfaction of the Bank:

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                  (a) The Note Offerings shall have been or shall be consummated on or before September 15, 2005 substantially in accordance with the description appearing in the recitals set forth above, and promptly following the execution of the Indenture, the Borrower shall have delivered to the Bank a final execution copy thereof and the principal closing documents delivered in connection with the first Note Offering, and shall have promptly delivered to the Bank the principal closing documents delivered in connection with each subsequent Note Offering;

                  (b) That such consent and waiver is strictly limited to the terms of the Note Offerings as described in this Amendment and in any other writing delivered by Borrower to the Bank pursuant hereto;

                  (c) That this Amendment between the Borrower and the Bank shall have been executed and delivered and be fully effective;

                  (d) All fees and expenses of the Bank, including the reasonable fees and expenses of counsel to the Bank, incurred in connection with this Amendment, shall have been paid in full;

                  (e) All representations, warranties and acknowledgements contained in this Amendment below shall be true and correct;

                  (f) That, consistent with Section 5.6 of the Agreement, as amended hereby, the Borrower shall have commenced necessary arrangements to invest substantially all of the unused net proceeds of the Note Offerings with or through the Bank or one or more of its Affiliates; and

                  (g) That such consent and waiver is strictly limited to the terms as set forth herein.

         ARTICLE 3. AMENDMENTS TO THE AGREEMENT.

         3.1 The following new definition is hereby inserted into Section 1.1 of the Agreement in the appropriate alphabetical order:

         "Note Offerings" shall mean one or more private offerings of up to $49 million of a new class of securities, namely, 6% senior convertible notes due 2010, that will be convertible into common stock of the Borrower (the "Convertible Notes") pursuant to a certain Indenture dated as of July 26, 2005 between the Borrower and Wachovia Bank, National Association, as trustee (the "Indenture").

         3.2 The following definitions found in Section 1.1 of the Agreement are hereby amended in their entirety to read as follows:

         "Cash Collateral Effective Date" shall mean the first Business Day after the consummation of the first Subsequent Offering to occur after the date of this Agreement that the Bank obtains a first priority perfected Lien on Cash Collateral in an amount not less than 100% of the then aggregate principal balance of all outstanding Loans.

         "Subsequent Offering" shall mean each and every public or private sale of debt or Capital Stock of the Borrower occurring after the date of this Agreement, including without limitation the Note Offerings.

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         3.3 Section 2.12 of the Agreement is hereby amended in its entirety to read as follows:

         SECTION 2.12 USE OF PROCEEDS

                  The proceeds of Loans hereunder shall be used to bridge the Borrower's working capital needs until it consummates any Subsequent Offering and it is expressly acknowledged and agreed by the Borrower that proceeds of each Subsequent Offering shall be utilized as Cash Collateral in the manner provided in this Agreement if there are any Loans then outstanding. Furthermore, it is expressly agreed that the Loans shall be utilized for the Borrower's working capital purposes in an manner consistent with Borrower's working capital needs in its most recent fiscal year; PROVIDED, THAT, in no event shall any Loans be used to fund construction of any of the Borrower's (or its Affiliate's) manufacturing plants or to pay fees to any Person in connection with any Subsequent Offering.

         3.4 Section 5.6 of the Agreement is hereby amended in its entirety to read as follows:

         SECTION 5.6. MAINTAIN OPERATING ACCOUNTS; INVESTMENT OF SUBSEQUENT OFFERING PROCEEDS

                  Maintain all of its primary operating and investment accounts with the Bank and invest with or through the Bank or one or more of its Affiliates substantially all of the unused net proceeds of each Subsequent Offering.

         3.5 Section 5.9(a) of the Agreement is hereby amended by inserting the word "first" immediately prior to the words "Subsequent Offering".

         3.6 Section 7.1 of the Agreement is hereby amended by deleting clause
(v) at the end thereof and substituting the following replacement clause (v):

         and (v) the Note Offerings (and any Subsequent Offering that was consummated prior to the Note Offerings that constitutes Indebtedness for borrowed money, if any).

         3.7 Section 7.6 of the Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.6. DIVIDENDS

                  Declare or pay any dividends on its Capital Stock (other than dividends payable solely in shares of its own common stock), or purchase, redeem, retire or otherwise acquire any of its Capital Stock at any time outstanding, except (i) any Subsidiary wholly owned by the Borrower may declare and pay dividends to the Borrower, and (ii) the Borrower may exercise its option to redeem, repurchase or convert the Convertible Notes solely to the extent permitted under the terms of the Indenture in connection with the Note Offerings.

         3.8 Section 7.9 of the Agreement is hereby amended in its entirety to read as follows:

         SECTION 7.9. AMENDMENT OF INDENTURE

                  Without the prior written consent of the Bank, enter into any amendment of Article XI of the Indenture or otherwise permit the amendment or waiver of any subordination provision running to the favor of senior creditors in any document delivered in connection with the Note Offerings in a manner which is adverse to the Bank or such other senior creditors.

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         ARTICLE 4. ACKNOWLEDGMENTS AND CONFIRMATIONS

         4.1 The Agreement and all other Loan Documents shall each be deemed amended hereby to the extent necessary, if any, to give effect to the provisions of this Amendment.

         4.2 All Collateral is and shall continue to be collateral security for the Obligations, as amended hereby. Without limiting the generality of the foregoing, the Borrower hereby absolutely and unconditionally confirms that the Agreement (as amended hereby), the Note (as amended and restated pursuant hereto), and all other Loan Documents (to the extent amended hereby), to which it is a party, and any other documents delivered by it in connection therewith, continue in full force and effect, are ratified and confirmed in all respects and are and shall continue to be fully effective.

         4.3 Whenever the Agreement is referred to in the Agreement or in any of the other Loan Documents or other documents delivered in connection therewith, it shall be deemed to mean the Agreement as amended by this Amendment.

         4.4 All Obligations under the Loan Documents are and shall continue to constitute Secured Indebtedness and Designated Secured Indebtedness for purposes of (and as such terms are defined in) the Indenture.

         ARTICLE 5. REPRESENTATIONS AND WARRANTIES.

         The Borrower hereby represents and warrants to the Bank that:

         5.1 The Borrower has the power to execute, deliver and perform this Amendment and has taken all necessary action, corporate or otherwise, to authorize the execution, delivery and performance thereof. No consent or approval of any Person, no waiver of any Lien or right of distraint or other similar right and no consent, license, approval, authorization or declaration of any governmental authority, bureau or agency, or any other third party, is or will be required in connection with the execution, delivery or performance by the Borrower of this Amendment.

         5.2 The execution and delivery by the Borrower of this Amendment, and the performance by it hereof and of the Loan Documents as amended hereby, will not violate any provision of law and will not conflict with or result in a breach of any order, writ, injunction, ordinance, resolution, decree, or other similar document or instrument of any court or governmental authority, bureau or agency, domestic or foreign, or the organizational documents of the Borrower, or create (with or without the giving of notice or lapse of time, or both) a default under or breach of any agreement, bond, note or indenture to which the Borrower is a party.

         5.3 This Amendment has been duly executed and delivered by the Borrower, and constitutes its valid and legally binding obligation, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, of other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditor's rights generally.

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         5.4 The representations and warranties of the Borrower set forth in the
Agreement, as amended hereby, the other Loan Documents and/in the documents executed pursuant thereto or in connection therewith, are true as of the date hereof, with the same effect as though made on the date hereof, except (i) to the extent necessarily rendered inaccurate by the passage of time and (ii) with respect to the representation and warranties concerning Subsidiaries set forth in Section 3.2, as they may relate to New Devices Engineering A.K.O. Ltd., a 75% owned indirect subsidiary of the Borrower, of which the Company makes no representations.

         5.5 After giving effect to this Amendment, no Default or Event of Default exists.

         5.6 The Borrower's assets exceed its own (i.e. unconsolidated) liabilities, and the Borrower is solvent. After giving effect to this Amendment, the Borrower will be able to pay its debts as they mature, will own property with fair saleable value greater than the amount required to pay its debts and will have capital sufficient to carry on its business as then constituted.

         5.7 Upon the effectiveness of this Amendment, the Borrower remains liable to the Bank with respect to all Obligations, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by the Borrower). As of the date hereof, there are no Loans outstanding.

         5.8 As of the date hereof, the Borrower has not been required to deliver to the Bank any Pledge Agreement in connection with the Loan Agreement.

         ARTICLE 6. EFFECTIVENESS CONDITIONS.

         This Amendment shall be effective upon completion of the following conditions precedent (all documents to be in form and substance satisfactory to the Bank and the Bank's counsel):

         6.1 Receipt by the Bank of executed counterparts of this Amendment duly signed by the Borrower and the Bank, and joined in by the Guarantors.

         6.2 Receipt by the Bank's counsel of all fees and expenses in connection with the preparation, execution and delivery, administration, interpretation and enforcement hereof and all other documents contemplated hereby.

         6.3 Delivery of such other documents, instruments and agreements as the Bank or its counsel shall reasonably request.

         ARTICLE 7. MISCELLANEOUS.

         7.1 As specifically amended herein, the Agreement and the other Loan Documents, shall remain in full force and effect in accordance with their respective terms. This Amendment is limited as written and shall not be deemed
(a) to be an amendment of or a consent under or waiver of any other term or condition of the Agreement or any other Loan Document, or (b) to prejudice any right which the Bank now has or may have in the future under or in connection with the Agreement or the other Loan Documents, as new or hereafter amended.

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         7.2 This Amendment shall be governed and construed in accordance with the laws of the State of New York.

         7.3 This Amendment may be signed in any number of counterparts with the same effect as if the signature thereto and hereto were upon the same instrument.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGE.]
























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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first above written.


                                         MEDIS TECHNOLOGIES LTD.


                                         By: /s/ Howard Weingrow
                                             ------------------------------
                                             Name:  Howard Weingrow
                                             Title: President


                                         BANK OF AMERICA, N.A. (successor by
                                         merger to FLEET NATIONAL BANK)


                                         By: /s/ Tanitha Boonyam
                                             -----------------------------
                                             Name:  Tanitha Boonyam
                                             Title: Vice President

















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                              JOINDER BY GUARANTORS
                              ---------------------

         Each of the Guarantors indicated below hereby consents to this Consent and Sixth Amendment and reaffirms its continuing liability under its respective Guarantee in respect of the Agreement, as amended hereby, and all the documents, instruments and agreements executed pursuant thereto or in connection therewith, without offset, defense or counterclaim (any such offset, defense or counterclaim as may exist being hereby irrevocably waived by such Guarantors).


                                          PLAZA HOTEL MANAGEMENT COMPANY


                                          By:  /s/ Howard Weingrow
                                               -----------------------------
                                          Name:   Howard Weingrow
                                          Title:  Managing Partner


                                          /s/ Howard Weingrow
                                          ----------------------------------
                                          Howard Weingrow, Individually


                                          /s/ Robert Lifton
                                          ----------------------------------
                                          Robert Lifton, Individually